UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2011 (March 7, 2011)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-156252	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On March 7, 2011, the Board of Directors of BioCancell Therapeutics, Inc. ("the Company"), elected Messrs. Ruben Krupik and Ofer Goldberg as directors, effective as of  March 13, 2011. Ofer Goldberg previously served on the Board of Directors of the Company from May 17, 2007 to October 21, 2009.

Mr. Krupik is the Chief Executive Officer of Clal Biotechnology Industries, Ltd. ("CBI"), and is a central figure in the strategic advancement of companies in Israel’s biomed industry. He is the Chairman of D-Pharm Ltd. (TASE: DPRM), CureTech Ltd., MediWound Ltd., Gamida Cell and Andromeda Biotech. An accomplished, multi-disciplinary industry executive, Mr. Krupik has been a key driver in the launch of numerous successful companies in the fields of medical technology, including Given Imaging (NASDAQ:GIVN). Mr. Krupik held several senior positions at Tadiran Telecommunication Group where he accrued extensive experience in high-tech management. He holds an LL.B. from Tel Aviv University and a B.A. in economics and political science from the Hebrew University of Jerusalem.

Mr. Goldberg is a Vice President at CBI and involved in the business strategy and development of technology of CBI’s portfolio companies, and was previously an analyst and equity funds manager. He serves on Boards of Directors of a number of biomed companies, including D-Pharm Ltd. (TASE: DPRM), Biokine Therapeutics Ltd., ProtAb Ltd., Vacciguard Ltd and Iluten Ltd. He holds an M.A. in Economics and Finance from Tel Aviv University and a B.Sc. in Physics and Mathematics from the Hebrew University of Jerusalem.

In June 2010, the Company agreed to file a registration statement on Form S-1, to register securities held by CBI and Tikcro Technologies, Ltd. Such securities were purchased in a private placement the Company conducted in 2008.  Under the terms of the agreement, the legal, accounting and registration costs of such filing will be borne by CBI and Tikcro, without these stockholders waiving any claims they may have with regard to the registration.

A copy of a press release regarding this appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

The following is a list of the exhibits filed herewith.

99.1	Press release regarding the appointment of Ruben Krupik and Ofer Goldberg to the Board of Directors of Biocancell Therapeutics Inc. dated March 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: March 15, 2011	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary